Exhibit 99.1

DISCOVER FINANCIAL SERVICES REPORTS THIRD QUARTER RESULTS

Earnings Per Share $0.42; Net Income of $202 Million
Board of Directors Declares $0.06 Dividend

Riverwoods, IL, September 25, 2007 -- Discover Financial Services (NYSE: DFS) today reported net income of $202 million or $0.42 per share (diluted) for the third quarter ended August 31, 2007 compared with net income of $241 million for the third quarter of 2006.

Highlights

•	Managed loans experienced the seventh consecutive quarter of receivable growth, reaching $51.9 billion, 4% above last year.
•	Credit card sales volume reached a record $26.8 billion, 4% above last year.
•
Credit quality remained strong with a managed credit card net charge-off rate of 3.95%, declining 28 basis points from second quarter 2007 and a managed credit card 30+ day delinquency rate of 3.30%, up 18 basis points from last quarter’s record low level.

•	Achieved record quarterly transaction volume across the Discover and PULSE Networks, up 17% over last year.
•
Signed new merchant acquiring agreements with Chase Paymentech, Wells Fargo Merchant Services and Bank of America Merchant Services.  Discover now has agreements with firms representing over 90% of U.S. industry sales volume.

•	Maintained strong balance sheet and liquidity position, growing cash reserves to $8 billion.

"Discover achieved strong results this quarter, driven by record quarterly sales volume, continued growth in card receivables and sound credit quality," said David Nelms, chief executive officer of Discover Financial Services.  "Our third quarter performance reflects our commitment to achieving continued growth in balances and transaction volume while remaining unrelenting in our focus on credit risk management.  In addition, we’ve made significant gains in one of our most important strategic initiatives through agreements with merchant acquirers, which will enable us to increase acceptance of Discover Network cards.”

Third-Party Payments transaction growth increased this quarter and PULSE signed a number of multi-year agreements with key financial institutions.

The company sustained continued losses in its International Card business amidst a challenging operating environment in the United Kingdom.  Discover is focused on a combination of revenue and expense-control initiatives designed to contribute to improved performance.

Following the spin-off from Morgan Stanley, which occurred on June 30, 2007, the company took steps to increase financial liquidity and finished the quarter with just over $8 billion in cash reserves.

Nelms added, "Having completed the transition to a stand alone company, our fundamental commitment is to build long-term value for our shareholders.  In keeping with that focus, this morning we announced an initial dividend of $0.06 per share."

Financial information presented on a managed basis assumes that loans that have been securitized were not sold and presents financial information on these loans in a manner similar to the way financial information on loans that have not been sold is presented.  For more information and a detailed reconciliation, please refer to the schedule titled “Reconciliation of GAAP to Managed” attached to this press release.

Segment Results (Managed Basis):

U.S. Card

•	Pretax income of $387 million was unchanged from the third quarter of 2006 driven by:
o
an increase in interest income related to higher average receivables and an increase in interest yield, partially offset by higher interest expense resulting from increased funding costs and increased borrowings due in part to Discover’s spin-off from Morgan Stanley;

o	a decrease in other income due, in part, to lower new securitization activity and an unfavorable revaluation of the interest-only strip receivable; and
o	higher marketing and business development expenses, as well as spin-off related costs of $5 million in the third quarter of 2007, partially offset by lower other expenses.
•	Managed loans grew for the sixth consecutive quarter to $47.4 billion, up 5% from last year.
•
U.S. credit quality remained strong with a managed credit card 30+ day delinquency rate of 3.16%, 15 basis points lower than last year and 19 basis points higher than the record low achieved in second quarter 2007.

•	The managed credit card net charge-off rate of 3.70% was up 15 basis points from last year, but down 30 basis points from second quarter 2007.

Third-Party Payments

•	Pretax income of $9 million for the third quarter of 2007 was down slightly from $10 million for the third quarter of 2006 as marketing and pricing incentives offset revenue from higher volumes.
•
Transaction volume on the PULSE Network grew to 594 million, up 26% over last year, reflecting the impact of new financial institution signings as well as increased volumes from existing financial institutions.

International Card

•	Pretax loss of $67 million for the third quarter of 2007 compared unfavorably to the pretax loss of $30 million for the third quarter of 2006 due to:
o	an increase in provision for loan losses, as receivables related to a maturing securitization transaction were retained in the portfolio;
o	an increase in expenses, including $4 million of spin-off related costs; and
o	a decrease in net interest income reflecting higher funding costs post spin-off and the higher interest rate environment in the United Kingdom.

•	Managed loans decreased 2% from last year reflecting increased payments and reduced marketing, partially offset by a favorable foreign exchange rate.
•
The 30+ day delinquency rate of 4.89% was up 42 basis points from last year and 20 basis points from second quarter 2007.  The increase over second quarter includes the impact of declining receivables and the implementation of higher minimum payment requirements on certain accounts.

•	The net charge-off rate of 6.56% increased 15 basis points from last year and 6 basis points from second quarter 2007.

Dividend Declaration

Discover’s Board of Directors has declared a dividend of $0.06 per share.  The cash dividend is payable on October 23, 2007 to stockholders of record at the close of business on October 5, 2007.

Conference Call and Webcast Information

The company will host a conference call to discuss its third quarter results on Tuesday, September 25, 2007, at 10:00 am Central Time.  Interested parties can listen to the conference call via a live audio webcast at http://investorrelations.discoverfinancial.com.

About Discover Financial Services

Discover Financial Services (NYSE:DFS) operates the Discover Card with more than 50 million cardmembers, the Discover Network with millions of merchant and cash access locations, and the Goldfish credit card business in the United Kingdom. Discover Financial Services also operates the PULSE ATM/debit network, which serves more than 4,400 financial institutions and includes nearly 260,000 ATMs, as well as POS terminals, nationwide. For more information, visit www.discoverfinancial.com.

Contacts:

Investors:

Craig Streem, 224-405-3575
craigstreem@discover.com

Media:
Leslie Sutton, 224-405-3965
lesliesutton@discover.com

A financial summary follows. Financial, statistical, and business related information, as well as information regarding business and segment trends, is included in the Financial Supplement. Both the earnings release and the Financial Supplement are available online in the Investor Relations section at www.discoverfinancial.com.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Discover Financial Services' management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the actions and initiatives of current and potential competitors; our ability to manage credit risks and securitize our receivables at acceptable rates; changes in economic variables, such as the number and size of personal bankruptcy filings, the rate of unemployment and the levels of consumer confidence and consumer debt; the level and volatility of equity prices, commodity prices and interest rates, currency values, investments and other market indices; the availability and cost of funding and capital; access to U.S. or U.K. debt markets; the ability to increase or sustain Discover Card usage or attract new cardmembers and introduce new products or services; our ability to attract new merchants and maintain relationships with current merchants; material security breaches of key systems; unforeseen and catastrophic events; our reputation; the potential effects of technological changes; the effect of political, economic and market conditions and geopolitical events; unanticipated developments relating to lawsuits, investigations or similar matters; the impact of current, pending and future legislation, regulation and regulatory and legal actions; our ability to attract and retain employees; the ability to protect our intellectual property; the impact of our separation from Morgan Stanley; the impact of any potential future acquisitions; investor sentiment; and the restrictions on our operations resulting from indebtedness incurred during our separation from Morgan Stanley.

These forward-looking statements speak only as of the date of this press release, and there is no undertaking to update or revise them as more information becomes available. Additional factors that could cause Discover Financial Services' results to differ materially from those described in the forward-looking statements can be found in the Company's Form 10, as amended, filed with the SEC and available at the SEC's internet site (http://www.sec.gov).

Discover Financial Services
GAAP Basis
(unaudited, dollars in thousands)
	Quarter Ended
	Aug 31, 2007	May 31, 2007	Aug 31, 2006

Interest Income	$755,610	$703,365	$642,748
Interest Expense	361,469	336,253	250,440
Net Interest Income	394,141	367,112	392,308
Provision for Loan Losses	211,576	203,287	231,614
Net interest income after provision for loan losses	182,565	163,825	160,694

Other Income	845,498	871,693	889,374

Employee Compensation and Benefits	227,904	234,373	237,436
Marketing and Business Development	163,015	140,930	145,184
Information Processing & Communications	99,065	96,622	98,620
Professional Fees	94,060	113,264	93,027
Premises and Equipment	22,611	24,350	23,546
Other Expense	92,194	93,453	84,724
Total Other Expense	698,849	702,992	682,537
Income Before Income Taxes	329,214	332,526	367,531
Tax Expense	126,974	123,284	126,138
Net Income	$202,240	$209,242	$241,393

Balance Sheet Statistics
Total Assets	$36,141,011	$35,672,568	$28,318,362
Total Equity	$5,667,282	$5,780,284	$6,030,941
Total Tangible Equity	$4,927,431	$5,044,586	$5,322,013
Loan Receivables	$22,393,598	$22,788,042	$23,040,868
Average Loan Receivables	$22,736,502	$21,511,837	$22,545,836
ROE	14%	15%	16%
Net Owned Receivables/Tangible Equity	4.38	4.36	4.18
Total Owned Assets/Tangible Equity	7.33	7.07	5.32
Net Yield on Loan Receivables	6.88%	6.77%	6.90%
Return on Loan Receivables	3.53%	3.86%	4.25%

Allowance for Loan Losses (period end)	$792,883	$788,748	$811,865
Net Gain on Securitization	$(24,043)	$35,620	$(2,165)

EPS Statistics
Basic EPS	$0.42	$0.44	$0.51
Diluted EPS	$0.42
Stock Price Per Share (period end)	$23.14
Ending Shares Outstanding (000's)	477,328	477,236	477,236
Weighted Average Shares Outstanding (000's)	477,272	477,236	477,236
Weighted Average Shares Outstanding (fully diluted) (000's)	480,071
Book Value Per Share	$11.87

Total Credit Card Loans
Credit Card Loans - Owned	$22,301,589	$22,698,457	$22,935,647
Average Credit Card Loans - Owned	$22,646,290	$21,419,465	$22,428,025
Interest Yield	10.99%	10.50%	10.44%
Net Principal Charge-off Rate	3.71%	3.91%	3.57%
Delinquency Rate (over 30 days)	3.07%	2.94%	3.19%
Delinquency Rate (over 90 days)	1.44%	1.43%	1.49%

Discover Financial Services
Managed Basis[1]
(unaudited, dollars in thousands)
	Quarter Ended
	Aug 31, 2007	May 31, 2007	Aug 31, 2006

Interest Income	$1,751,919	$1,715,844	$1,573,566
Interest Expense	767,451	747,303	616,030
Net Interest Income	984,468	968,541	957,536
Provision for Loan Losses	509,026	530,438	495,364
Net interest income after provision for loan losses	475,442	438,103	462,172

Other Income	552,621	597,415	587,896

Employee Compensation and Benefits	227,904	234,373	237,436
Marketing and Business Development	163,015	140,930	145,184
Information Processing & Communications	99,065	96,622	98,620
Professional Fees	94,060	113,264	93,027
Premises and Equipment	22,611	24,350	23,546
Other Expense	92,194	93,453	84,724
Total Other Expense	698,849	702,992	682,537
Income Before Income Taxes	329,214	332,526	367,531
Tax Expense	126,974	123,284	126,138
Net Income	$202,240	$209,242	$241,393

Balance Sheet Statistics
Total Assets	$65,457,390	$65,112,826	$54,713,999
Total Equity [2]	$5,667,282	$5,780,284	$6,030,941
Total Tangible Equity [2]	$4,927,431	$5,044,586	$5,322,013
Loan Receivables	$51,892,455	$51,505,397	$49,703,680
Average Loan Receivables	$51,530,934	$50,843,952	$48,884,255
Net Managed Receivables/Tangible Equity	10.37	10.05	9.19
Total Managed Assets/Tangible Equity	13.28	12.91	10.28
Net Yield on Loan Receivables	7.58%	7.56%	7.77%
Return on Loan Receivables	1.56%	1.63%	1.96%

Total Credit Card Loans
Credit Card Loans - Managed	$51,800,446	$51,415,812	$49,598,459
Average Credit Card Loans - Managed	$51,440,722	$50,751,580	$48,766,444
Managed Interest Yield	12.52%	12.35%	12.38%
Managed Net Principal Charge-off Rate	3.95%	4.23%	3.81%
Managed Delinquency Rate (over 30 days)	3.30%	3.12%	3.42%
Managed Delinquency Rate (over 90 days)	1.55%	1.51%	1.59%

Total Credit Card Volume
Domestic	$27,171,729	$26,408,578	$26,754,745
International	3,601,870	3,646,009	3,450,974
Total	$30,773,599	$30,054,587	$30,205,719

Total Credit Card SalesVolume
Domestic	$23,527,999	$22,108,865	$22,690,277
International	3,296,360	3,277,439	3,025,561
Total	$26,824,359	$25,386,304	$25,715,838

Transactions Processed on Networks (000's)
Discover Network	379,267	361,893	361,917
PULSE Network	593,866	558,811	472,866
Total	973,133	920,704	834,783

Segment - Income Before Income Taxes
U.S. Card	$387,085	$388,813	$387,314
Third-Party Payments	9,439	8,010	9,920
International Card	(67,310)	(64,297)	(29,703)
Total	$329,214	$332,526	$367,531

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed schedule.

[2] Balance on a GAAP and Managed basis is the same.

Discover Financial Services
U.S. Card Segment
Managed Basis[1]
(unaudited, dollars in thousands)
	Quarter Ended
	Aug 31, 2007	May 31, 2007	Aug 31, 2006

Interest Income	$1,626,214	$1,601,324	$1,460,607
Interest Expense	697,643	693,837	567,033
Net Interest Income	928,571	907,487	893,574
Provision for Loan Losses	418,349	444,249	419,706
Net interest income after provision for loan losses	510,222	463,238	473,868
Other Income	481,060	526,304	510,958
Total Other Expense	604,197	600,729	597,512
Income Before Income Taxes	$387,085	$388,813	$387,314

Net Yield on Loan Receivables	7.84%	7.78%	7.96%
Loan Receivables	$47,444,107	$46,953,902	$45,181,757
Average Loan Receivables	$47,016,472	$46,296,296	$44,523,521

Credit Card Loans - Managed	$47,352,098	$46,864,317	$45,076,536
Average Credit Card Loans - Managed	$46,926,260	$46,203,924	$44,405,710
Managed Interest Yield	12.76%	12.59%	12.59%
Managed Net Principal Charge-off Rate	3.70%	4.00%	3.55%
Managed Delinquency Rate (over 30 days)	3.16%	2.97%	3.31%
Managed Delinquency Rate (over 90 days)	1.48%	1.44%	1.54%
Total Credit Card Volume	$27,171,729	$26,408,578	$26,754,745
Sales Volume	$23,527,999	$22,108,865	$22,690,277

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed schedule.

Discover Financial Services
Third-Party Payments Segment
(unaudited, dollars in thousands)
	Quarter Ended
	Aug 31, 2007	May 31, 2007	Aug 31, 2006

Interest Income	$594	$558	$528
Interest Expense	-	4	-
Net Interest Income	594	554	528
Provision for Loan Losses	-	-	-
Net interest income after provision for loan losses	594	554	528
Other Income	29,465	29,248	29,235
Total Other Expense	20,620	21,792	19,843
Income Before Income Taxes	$9,439	$8,010	$9,920

Transactions Processed on PULSE Network (000's)	593,866	558,811	472,866

Discover Financial Services
International Card Segment
Managed Basis[1]
(unaudited, dollars in thousands)
	Quarter Ended
	Aug 31, 2007	May 31, 2007	Aug 31, 2006

Interest Income	$125,111	$113,962	$112,431
Interest Expense	69,808	53,462	48,997
Net Interest Income	55,303	60,500	63,434
Provision for Loan Losses	90,677	86,189	75,658
Net interest income after provision for loan losses	(35,374)	(25,689)	(12,224)
Other Income	42,096	41,863	47,703
Total Other Expense	74,032	80,471	65,182
Income Before Income Taxes	$(67,310)	$(64,297)	$(29,703)

Net Yield on Loan Receivables	4.86%	5.28%	5.77%
Loan Receivables	$4,448,348	$4,551,495	$4,521,923
Average Loan Receivables	$4,514,462	$4,547,656	$4,360,734

Credit Card Loans - Managed	$4,448,348	$4,551,495	$4,521,923
Average Credit Card Loans - Managed	$4,514,462	$4,547,656	$4,360,734
Managed Interest Yield	10.00%	9.89%	10.19%
Managed Net Principal Charge-off Rate	6.56%	6.50%	6.41%
Managed Delinquency Rate (over 30 days)	4.89%	4.69%	4.47%
Managed Delinquency Rate (over 90 days)	2.30%	2.25%	2.09%
Total Credit Card Volume	$3,601,870	$3,646,009	$3,450,974
Sales Volume	$3,296,360	$3,277,439	$3,025,561

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed schedule.

Discover Financial Services
Reconciliation of GAAP to Managed [3]
(unaudited, dollars in thousands)

	3Q07	2Q07	3Q06

Interest Income
GAAP Basis	$755,610	$703,365	$642,748
Securitization Adjustments [3]	996,309	1,012,479	930,818
Managed Basis	$1,751,919	$1,715,844	$1,573,566

Interest Expense
GAAP Basis	$361,469	$336,253	$250,440
Securitization Adjustments	405,982	411,050	365,590
Managed Basis	$767,451	$747,303	$616,030

Net Interest Income
GAAP Basis	$394,141	$367,112	$392,308
Securitization Adjustments	590,327	601,429	565,228
Managed Basis	$984,468	$968,541	$957,536

Provision for Loan Losses
GAAP Basis	$211,576	$203,287	$231,614
Securitization Adjustments	297,450	327,151	263,750
Managed Basis	$509,026	$530,438	$495,364

Net interest income after provision for loan losses
GAAP Basis	$182,565	$163,825	$160,694
Securitization Adjustments	292,877	274,278	301,478
Managed Basis	$475,442	$438,103	$462,172

Other Income
GAAP Basis	$845,498	$871,693	$889,374
Securitization Adjustments	(292,877)	(274,278)	(301,478)
Managed Basis	$552,621	$597,415	$587,896

Total Assets
GAAP Basis	$36,141,011	$35,672,568	$28,318,362
Securitization Adjustments	29,316,379	29,440,258	26,395,637
Managed Basis	$65,457,390	$65,112,826	$54,713,999

Loan Receivables
GAAP Basis	$22,393,598	$22,788,042	$23,040,868
Securitization Adjustments	29,498,857	28,717,355	26,662,812
Managed Basis	$51,892,455	$51,505,397	$49,703,680

Average Loan Receivables
GAAP Basis	$22,736,502	$21,511,837	$22,545,836
Securitization Adjustments	28,794,432	29,332,115	26,338,419
Managed Basis	$51,530,934	$50,843,952	$48,884,255

Net Receivables/Tangible Equity
GAAP Basis	4.38	4.36	4.18
Securitization Adjustments	5.99	5.69	5.01
Managed Basis	10.37	10.05	9.19

Total Assets/Tangible Equity
GAAP Basis	7.33	7.07	5.32
Securitization Adjustments	5.95	5.84	4.96
Managed Basis	13.28	12.91	10.28

Net Yield on Loan Receivables
GAAP Basis	6.88%	6.77%	6.90%
Securitization Adjustments	8.13%	8.13%	8.51%
Managed Basis	7.58%	7.56%	7.77%

Return on Loan Receivables
GAAP Basis	3.53%	3.86%	4.25%
Securitization Adjustments	2.79%	2.83%	3.64%
Managed Basis	1.56%	1.63%	1.96%

Total Credit Card Loans
Credit Card Loans
GAAP Basis	$22,301,589	$22,698,457	$22,935,647
Securitization Adjustments	29,498,857	28,717,355	26,662,812
Managed Basis	$51,800,446	$51,415,812	$49,598,459

Average Credit Card Loans
GAAP Basis	$22,646,290	$21,419,465	$22,428,025
Securitization Adjustments	28,794,432	29,332,115	26,338,419
Managed Basis	$51,440,722	$50,751,580	$48,766,444

Interest Yield
GAAP Basis	10.99%	10.50%	10.44%
Securitization Adjustments	13.73%	13.69%	14.02%
Managed Basis	12.52%	12.35%	12.38%

Net Principal Charge-off Rate
GAAP Basis	3.71%	3.91%	3.57%
Securitization Adjustments	4.13%	4.46%	4.01%
Managed Basis	3.95%	4.23%	3.81%

Delinquency Rate (over 30 days)
GAAP Basis	3.07%	2.94%	3.19%
Securitization Adjustments	3.48%	3.26%	3.62%
Managed Basis	3.30%	3.12%	3.42%

Delinquency Rate (over 90 days)
GAAP Basis	1.44%	1.43%	1.49%
Securitization Adjustments	1.63%	1.58%	1.68%
Managed Basis	1.55%	1.51%	1.59%

US CARD
Loan Receivables
GAAP Basis	$19,170,450	$19,938,986	$20,159,249
Securitization Adjustments	28,273,657	27,014,916	25,022,508
Managed Basis	$47,444,107	$46,953,902	$45,181,757

Average Loan Receivables
GAAP Basis	$19,812,392	$18,673,525	$19,788,137
Securitization Adjustments	27,204,080	27,622,771	24,735,384
Managed Basis	$47,016,472	$46,296,296	$44,523,521

Net Yield on Loan Receivables
GAAP Basis	7.26%	7.09%	7.10%
Securitization Adjustments	8.26%	8.24%	8.65%
Managed Basis	7.84%	7.78%	7.96%

U.S. Credit Card Loans
Credit Card Loans
GAAP Basis	$19,078,441	$19,849,401	$20,054,028
Securitization Adjustments	28,273,657	27,014,916	25,022,508
Managed Basis	$47,352,098	$46,864,317	$45,076,536

Average Credit Card Loans
GAAP Basis	$19,722,180	$18,581,153	$19,670,326
Securitization Adjustments	27,204,080	27,622,771	24,735,384
Managed Basis	$46,926,260	$46,203,924	$44,405,710

Interest Yield
GAAP Basis	11.22%	10.72%	10.56%
Securitization Adjustments	13.88%	13.85%	14.20%
Managed Basis	12.76%	12.59%	12.59%

Net Principal Charge-off Rate
GAAP Basis	3.27%	3.51%	3.19%
Securitization Adjustments	4.01%	4.34%	3.84%
Managed Basis	3.70%	4.00%	3.55%

Delinquency Rate (over 30 days)
GAAP Basis	2.80%	2.71%	3.03%
Securitization Adjustments	3.40%	3.16%	3.54%
Managed Basis	3.16%	2.97%	3.31%

Delinquency Rate (over 90 days)
GAAP Basis	1.31%	1.31%	1.41%
Securitization Adjustments	1.60%	1.54%	1.64%
Managed Basis	1.48%	1.44%	1.54%

INTERNATIONAL CARD
Loan Receivables
GAAP Basis	$3,223,148	$2,849,056	$2,881,619
Securitization Adjustments	1,225,200	1,702,439	1,640,304
Managed Basis	$4,448,348	$4,551,495	$4,521,923

Average Loan Receivables
GAAP Basis	$2,924,110	$2,838,312	$2,757,699
Securitization Adjustments	1,590,352	1,709,344	1,603,035
Managed Basis	$4,514,462	$4,547,656	$4,360,734

Net Yield on Loan Receivables
GAAP Basis	4.21%	4.60%	5.39%
Securitization Adjustments	6.06%	6.41%	6.42%
Managed Basis	4.86%	5.28%	5.77%

International Credit Card Loans
Credit Card Loans
GAAP Basis	$3,223,148	$2,849,056	$2,881,619
Securitization Adjustments	1,225,200	1,702,439	1,640,304
Managed Basis	$4,448,348	$4,551,495	$4,521,923

Average Credit Card Loans
GAAP Basis	$2,924,110	$2,838,312	$2,757,699
Securitization Adjustments	1,590,352	1,709,344	1,603,035
Managed Basis	$4,514,462	$4,547,656	$4,360,734

Interest Yield
GAAP Basis	9.42%	9.09%	9.58%
Securitization Adjustments	11.07%	11.20%	11.24%
Managed Basis	10.00%	9.89%	10.19%

Net Principal Charge-off Rate
GAAP Basis	6.71%	6.53%	6.32%
Securitization Adjustments	6.27%	6.45%	6.58%
Managed Basis	6.56%	6.50%	6.41%

Delinquency Rate (over 30 days)
GAAP Basis	4.63%	4.55%	4.29%
Securitization Adjustments	5.55%	4.93%	4.78%
Managed Basis	4.89%	4.69%	4.47%

Delinquency Rate (over 90 days)
GAAP Basis	2.21%	2.24%	2.03%
Securitization Adjustments	2.51%	2.26%	2.19%
Managed Basis	2.30%	2.25%	2.09%

[3] Securitization Adjustments present the effect of loan securitization by recharacterizing as securitization income the portions of the following items that relate to the securitized loans: interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues. Securitization income is reported in other income.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans. The Company operates its business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. Managed loan data is also relevant because the company services the securitized and owned loans, and the related accounts, in the same manner without regard to ownership of the loans. In addition, investors often request information on a managed basis which provides a more meaningful comparison to industry competitors.

Discover Financial Services
GAAP Basis
(unaudited, dollars in thousands)
	Nine Months Ended
	YTD 2007	YTD 2006

Interest Income	$2,139,280	$1,836,360
Interest Expense	981,681	696,522
Net Interest Income	1,157,599	1,139,838
Provision for Loan Losses	610,249	515,944
Net interest income after provision for loan losses	547,350	623,894

Other Income	2,542,868	2,710,676

Employee Compensation and Benefits	695,595	698,571
Marketing and Business Development	446,289	405,955
Information Processing & Communications	289,139	284,659
Professional Fees	288,282	248,720
Premises and Equipment	69,770	68,392
Other Expense	267,942	231,509
Total Other Expense	2,057,017	1,937,806
Income Before Income Taxes	1,033,201	1,396,764
Tax Expense	388,087	506,670
Net Income	$645,114	$890,094

Balance Sheet Statistics
Total Assets	$36,141,011	$28,318,362
Total Equity	$5,667,282	$6,030,941
Total Tangible Equity	$4,927,431	$5,322,013
Loan Receivables	$22,393,598	$23,040,868
Average Loan Receivables	$23,021,556	$21,563,711
ROE	15%	22%
Net Owned Receivables/Tangible Equity	4.38	4.18
Total Owned Assets/Tangible Equity	7.33	5.32
Net Yield on Loan Receivables	6.70%	7.04%
Return on Loan Receivables	3.73%	5.50%

Allowance for Loan Losses (period end)	$792,883	$811,865
Net Gain on Securitization	$7,580	$153,950

EPS Statistics
Basic EPS	$1.35	$1.87
Diluted EPS	$1.35
Stock Price Per Share (period end)
Ending Shares Outstanding (000's)	477,328	477,236
Weighted Average Shares Outstanding (000's)	477,248	477,236
Weighted Average Shares Outstanding (fully diluted) (000's)	478,278
Book Value Per Share	$11.87

Total Credit Card Loans
Credit Card Loans - Owned	$22,301,589	$22,935,647
Average Credit Card Loans - Owned	$22,928,841	$21,351,673
Interest Yield	10.63%	10.42%
Net Principal Charge-off Rate	3.80%	3.74%
Delinquency Rate (over 30 days)	3.07%	3.19%
Delinquency Rate (over 90 days)	1.44%	1.49%

Discover Financial Services
Managed Basis[1]
(unaudited, dollars in thousands)
	Nine Months Ended
	YTD 2007	YTD 2006

Interest Income	$5,067,447	$4,623,679
Interest Expense	2,160,580	1,728,487
Net Interest Income	2,906,867	2,895,192
Provision for Loan Losses	1,522,124	1,374,105
Net interest income after provision for loan losses	1,384,743	1,521,087

Other Income	1,705,475	1,813,483

Employee Compensation and Benefits	695,595	698,571
Marketing and Business Development	446,289	405,955
Information Processing & Communications	289,139	284,659
Professional Fees	288,282	248,720
Premises and Equipment	69,770	68,392
Other Expense	267,942	231,509
Total Other Expense	2,057,017	1,937,806
Income Before Income Taxes	1,033,201	1,396,764
Tax Expense	388,087	506,670
Net Income	$645,114	$890,094

Balance Sheet Statistics
Total Assets	$65,457,390	$54,713,999
Total Equity [2]	$5,667,282	$6,030,941
Total Tangible Equity [2]	$4,927,431	$5,322,013
Loan Receivables	$51,892,455	$49,703,680
Average Loan Receivables	$51,314,502	$48,096,995
Net Managed Receivables/Tangible Equity	10.37	9.19
Total Managed Assets/Tangible Equity	13.28	10.28
Net Yield on Loan Receivables	7.55%	8.02%
Return on Loan Receivables	1.67%	2.47%

Total Credit Card Loans
Credit Card Loans - Managed	$51,800,446	$49,598,459
Average Credit Card Loans - Managed	$51,221,787	$47,884,957
Managed Interest Yield	12.37%	12.40%
Managed Net Principal Charge-off Rate	4.07%	4.06%
Managed Delinquency Rate (over 30 days)	3.30%	3.42%
Managed Delinquency Rate (over 90 days)	1.55%	1.59%

Total Credit Card Volume
Domestic	$80,461,042	$77,219,348
International	10,826,078	8,333,763
Total	$91,287,120	$85,553,111

Total Credit Card Sales Volume
Domestic	$67,673,917	$64,981,252
International	9,743,083	7,212,101
Total	$77,417,000	$72,193,353

Transactions Processed on Networks (000's)
Discover Network	1,102,860	1,041,781
PULSE Network	1,673,543	1,368,390
Total	2,776,403	2,410,171

Segment - Income Before Income Taxes
U.S. Card	$1,176,924	$1,411,467
Third-Party Payments	29,369	22,003
International Card	(173,092)	(36,706)
Total	$1,033,201	$1,396,764

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed schedule.

[2] Balance on a GAAP and Managed basis is the same.

Discover Financial Services
U.S. Card Segment
Managed Basis[1]
(unaudited, dollars in thousands)
	Nine Months Ended
	YTD 2007	YTD 2006

Interest Income	$4,709,530	$4,319,190
Interest Expense	1,985,090	1,598,384
Net Interest Income	2,724,440	2,720,806
Provision for Loan Losses	1,268,674	1,210,507
Net interest income after provision for loan losses	1,455,766	1,510,299
Other Income	1,497,367	1,603,963
Total Other Expense	1,776,209	1,702,795
Income Before Income Taxes	$1,176,924	$1,411,467

Net Yield on Loan Receivables	7.76%	8.19%
Loan Receivables	$47,444,107	$45,181,757
Average Loan Receivables	$46,758,044	$44,246,464

Credit Card Loans - Managed	$47,352,098	$45,076,536
Average Credit Card Loans - Managed	$46,665,329	$44,105,054
Managed Interest Yield	12.60%	12.57%
Managed Net Principal Charge-off Rate	3.84%	3.95%
Managed Delinquency Rate (over 30 days)	3.16%	3.31%
Managed Delinquency Rate (over 90 days)	1.48%	1.54%
Total Credit Card Volume	$80,461,042	$77,219,348
Sales Volume	$67,673,917	$64,981,252

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed schedule.

Discover Financial Services
Third-Party Payments Segment
(unaudited, dollars in thousands)
	Nine Months Ended
	YTD 2007	YTD 2006

Interest Income	$1,726	$1,285
Interest Expense	19	17
Net Interest Income	1,707	1,268
Provision for Loan Losses	-	-
Net interest income after provision for loan losses	1,707	1,268
Other Income	89,395	82,623
Total Other Expense	61,733	61,888
Income Before Income Taxes	$29,369	$22,003

Transactions Processed on PULSE Network (000's)	1,673,543	1,368,390

Discover Financial Services
International Card Segment
Managed Basis[1]
(unaudited, dollars in thousands)
	Nine Months Ended
	YTD 2007	YTD 2006

Interest Income	$356,191	$303,204
Interest Expense	175,471	130,086
Net Interest Income	180,720	173,118
Provision for Loan Losses	253,450	163,598
Net interest income after provision for loan losses	(72,730)	9,520
Other Income	118,713	126,897
Total Other Expense	219,075	173,123
Income Before Income Taxes	$(173,092)	$(36,706)

Net Yield on Loan Receivables	5.28%	5.99%
Loan Receivables	$4,448,348	$4,521,923
Average Loan Receivables	$4,556,458	$3,850,531

Credit Card Loans - Managed	$4,448,348	$4,521,923
Average Credit Card Loans - Managed	$4,556,458	$3,779,903
Managed Interest Yield	10.05%	10.44%
Managed Net Principal Charge-off Rate	6.50%	5.30%
Managed Delinquency Rate (over 30 days)	4.89%	4.47%
Managed Delinquency Rate (over 90 days)	2.30%	2.09%
Total Credit Card Volume	$10,826,078	$8,333,763
Sales Volume	$9,743,083	$7,212,101

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed schedule.

Discover Financial Services
Reconciliation of GAAP to Managed [3]
(unaudited, dollars in thousands)

	YTD 2007	YTD 2006

Interest Income
GAAP Basis	$2,139,280	$1,836,360
Securitization Adjustments [3]	2,928,167	2,787,319
Managed Basis	$5,067,447	$4,623,679

Interest Expense
GAAP Basis	$981,681	$696,522
Securitization Adjustments	1,178,899	1,031,965
Managed Basis	$2,160,580	$1,728,487

Net Interest Income
GAAP Basis	$1,157,599	$1,139,838
Securitization Adjustments	1,749,268	1,755,354
Managed Basis	$2,906,867	$2,895,192

Provision for Loan Losses
GAAP Basis	$610,249	$515,944
Securitization Adjustments	911,875	858,161
Managed Basis	$1,522,124	$1,374,105

Net interest income after provision for loan losses
GAAP Basis	$547,350	$623,894
Securitization Adjustments	837,393	897,193
Managed Basis	$1,384,743	$1,521,087

Other Income
GAAP Basis	$2,542,868	$2,710,676
Securitization Adjustments	(837,393)	(897,193)
Managed Basis	$1,705,475	$1,813,483

Total Assets
GAAP Basis	$36,141,011	$28,318,362
Securitization Adjustments	29,316,379	26,395,637
Managed Basis	$65,457,390	$54,713,999

Loan Receivables
GAAP Basis	$22,393,598	$23,040,868
Securitization Adjustments	29,498,857	26,662,812
Managed Basis	$51,892,455	$49,703,680

Average Loan Receivables
GAAP Basis	$23,021,556	$21,563,711
Securitization Adjustments	28,292,946	26,533,284
Managed Basis	$51,314,502	$48,096,995

Net Receivables/Tangible Equity
GAAP Basis	4.38	4.18
Securitization Adjustments	5.99	5.01
Managed Basis	10.37	9.19

Total Assets/Tangible Equity
GAAP Basis	7.33	5.32
Securitization Adjustments	5.95	4.96
Managed Basis	13.28	10.28

Net Yield on Loan Receivables
GAAP Basis	6.70%	7.04%
Securitization Adjustments	8.24%	8.81%
Managed Basis	7.55%	8.02%

Return on Loan Receivables
GAAP Basis	3.73%	5.50%
Securitization Adjustments	3.04%	4.47%
Managed Basis	1.67%	2.47%

Total Credit Card Loans
Credit Card Loans
GAAP Basis	$22,301,589	$22,935,647
Securitization Adjustments	29,498,857	26,662,812
Managed Basis	$51,800,446	$49,598,459

Average Credit Card Loans
GAAP Basis	$22,928,841	$21,351,673
Securitization Adjustments	28,292,946	26,533,284
Managed Basis	$51,221,787	$47,884,957

Interest Yield
GAAP Basis	10.63%	10.42%
Securitization Adjustments	13.79%	13.99%
Managed Basis	12.37%	12.40%

Net Principal Charge-off Rate
GAAP Basis	3.80%	3.74%
Securitization Adjustments	4.30%	4.31%
Managed Basis	4.07%	4.06%

Delinquency Rate (over 30 days)
GAAP Basis	3.07%	3.19%
Securitization Adjustments	3.48%	3.62%
Managed Basis	3.30%	3.42%

Delinquency Rate (over 90 days)
GAAP Basis	1.44%	1.49%
Securitization Adjustments	1.63%	1.68%
Managed Basis	1.55%	1.59%

US CARD
Loan Receivables
GAAP Basis	$19,170,450	$20,159,249
Securitization Adjustments	28,273,657	25,022,508
Managed Basis	$47,444,107	$45,181,757

Average Loan Receivables
GAAP Basis	$20,127,794	$19,041,730
Securitization Adjustments	26,630,250	25,204,734
Managed Basis	$46,758,044	$44,246,464

Net Yield on Loan Receivables
GAAP Basis	6.99%	7.23%
Securitization Adjustments	8.35%	8.92%
Managed Basis	7.76%	8.19%

U.S. Credit Card Loans
Credit Card Loans
GAAP Basis	$19,078,441	$20,054,028
Securitization Adjustments	28,273,657	25,022,508
Managed Basis	$47,352,098	$45,076,536

Average Credit Card Loans
GAAP Basis	$20,035,079	$18,900,320
Securitization Adjustments	26,630,250	25,204,734
Managed Basis	$46,665,329	$44,105,054

Interest Yield
GAAP Basis	10.82%	10.54%
Securitization Adjustments	13.94%	14.09%
Managed Basis	12.60%	12.57%

Net Principal Charge-off Rate
GAAP Basis	3.40%	3.63%
Securitization Adjustments	4.16%	4.19%
Managed Basis	3.84%	3.95%

Delinquency Rate (over 30 days)
GAAP Basis	2.80%	3.03%
Securitization Adjustments	3.40%	3.54%
Managed Basis	3.16%	3.31%

Delinquency Rate (over 90 days)
GAAP Basis	1.31%	1.41%
Securitization Adjustments	1.60%	1.64%
Managed Basis	1.48%	1.54%

INTERNATIONAL CARD
Loan Receivables
GAAP Basis	$3,223,148	$2,881,619
Securitization Adjustments	1,225,200	1,640,304
Managed Basis	$4,448,348	$4,521,923

Average Loan Receivables
GAAP Basis	$2,893,762	$2,521,981
Securitization Adjustments	1,662,696	1,328,550
Managed Basis	$4,556,458	$3,850,531

Net Yield on Loan Receivables
GAAP Basis	4.60%	5.57%
Securitization Adjustments	6.48%	6.79%
Managed Basis	5.28%	5.99%

International Credit Card Loans
Credit Card Loans
GAAP Basis	$3,223,148	$2,881,619
Securitization Adjustments	1,225,200	1,640,304
Managed Basis	$4,448,348	$4,521,923

Average Credit Card Loans
GAAP Basis	$2,893,762	$2,451,353
Securitization Adjustments	1,662,696	1,328,550
Managed Basis	$4,556,458	$3,779,903

Interest Yield
GAAP Basis	9.30%	9.51%
Securitization Adjustments	11.35%	12.16%
Managed Basis	10.05%	10.44%

Net Principal Charge-off Rate
GAAP Basis	6.51%	4.58%
Securitization Adjustments	6.49%	6.64%
Managed Basis	6.50%	5.30%

Delinquency Rate (over 30 days)
GAAP Basis	4.63%	4.29%
Securitization Adjustments	5.55%	4.78%
Managed Basis	4.89%	4.47%

Delinquency Rate (over 90 days)
GAAP Basis	2.21%	2.03%
Securitization Adjustments	2.51%	2.19%
Managed Basis	2.30%	2.09%

[3] Securitization Adjustments present the effect of loan securitization by recharacterizing as securitization income the portions of the following items that relate to the securitized loans: interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues. Securitization income is reported in other income.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans. The Company operates its business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. Managed loan data is also relevant because the company services the securitized and owned loans, and the related accounts, in the same manner without regard to ownership of the loans. In addition, investors often request information on a managed basis which provides a more meaningful comparison to industry competitors.